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                                                                  Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated September 24, 1999 relating to the financial statements, which appear in Princeton Video Image, Inc.'s Annual Report on Form 10-KSB for the year ended June 30, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP

Florham Park, New Jersey
November 3, 1999